TRUSTEES POWER OF ATTORNEY


City of Minneapolis

State of Minnesota

         Each of the undersigned, as trustees of the below listed open-end, diversified investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                        1940 Act
                                                       Reg. Number
           Growth Trust                                 811-07395
           Growth and Income Trust                      811-07393
           Income Trust                                 811-07307
           Tax-Free Income Trust                        811-07397
           World Trust                                  811-07399

hereby constitutes and appoints Arne H. Carlson and Leslie L. Ogg or either one of them, as her or his attorney-in-fact and agent, to sign for her or him in her or his name, place and stead any and all further amendments to said registration statements filed pursuant to said Act and any rules and regulations thereunder, and to file such amendments with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to either of them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.

         Dated the 13th day of November, 2002.

/s/ Arne H. Carlson                             /s/ Stephen R. Lewis, Jr.
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    Arne H. Carlson                                 Stephen R. Lewis, Jr.

                                                /s/ Alan G. Quasha
----------------------------                    ----------------------------
    Philip J. Carroll, Jr.                          Alan G. Quasha

/s/ Livio D. DeSimone                           /s/ Stephen W. Roszell
----------------------------                    ----------------------------
    Livio D. DeSimone                               Stephen W. Roszell

/s/ Barbara H. Fraser                           /s/ Alan K. Simpson
----------------------------                    ----------------------------
    Barbara H. Fraser                               Alan K. Simpson

/s/ Ira D. Hall                                 /s/ Alison Taunton-Rigby
----------------------------                    ----------------------------
    Ira D. Hall                                     Alison Taunton-Rigby

/s/ Heinz F. Hutter                             /s/ William F. Truscott
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    Heinz F. Hutter                                 William F. Truscott

/s/ Anne P. Jones
----------------------------
    Anne P. Jones